EXHIBIT 10.11

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FRAMEWORK AGREEMENT

This framework agreement (this “Agreement”) provides an outline for the terms of an agreement contemplated to be signed by Zensun (Shanghai) Science & Technology Co., Ltd. (“Zensun”) and SciClone Pharmaceuticals International China Holding Ltd. or its designated affiliate (“SciClone”). Subject to the provisions hereof, the parties agree to be bound by the terms of this Agreement and to negotiate more detailed terms with a view to entering into a supplemental license and supply agreement (the “Supplemental Agreement”) for the promotion, marketing, distribution and sale of the Product in the Territory (each as defined below), on substantially the terms set forth below. The parties intend to complete and execute the Supplemental Agreement on or before [***] but intend to be bound by the terms of this Agreement whether or not a further agreement is entered into.

1. Product	Neucardin (a peptide fragment of neuregulin-1 (ß2a isoform)), including any improvements to the product in terms of dosage or formulation during the Term of this Agreement (including [***]).

2. Improved Product	Any variation of Neucardin that are capable of providing one or more functions at the same or better level provided by Neucardin, including without any limitation, any neuregulin mutant, derivative, metabolite, pro-drug or conjugated form thereof.

3. Appointment	Zensun grants SciClone exclusive rights to promote, market, distribute and sell the Product and Improved Product for use in the Field in the Territory in connection with Zensun Patent Rights, including the right to grant sublicenses, to use, sell and have sold the Product and Improved Product, provided that such sublicensing agreement is [***]. For the avoidance of doubt, the exclusive rights granted herein do not include the right to develop, make or have made the Product or Improved Product.

4. Field	All human uses. Chronic heart failure is the initial target indication. Other indications developed for the Product or Improved Product will trigger payments at the time of PRC regulatory marketing approval as outlined in section 16 (New Indications).

5. Zensun Patent Rights	“Zensun Patent Rights” means any and all patents and patent applications owned or controlled by Zensun prior to the Effective Date (as defined below) and during the term of this Agreement that are directed to the Product or Improved Product in the Field and the Territory or are necessary to practice the rights granted under this Agreement. A list of Zensun Patent Rights as of the Effective Date is set forth in Appendix 1.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

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6. Trademark License

Zensun grants SciClone an exclusive license to use any and all trademarks (either owned by Zensun now or in the future) in connection with the Product and Improved Product (“Product Trademarks”) for marketing, distribution and promotion purposes during the term of this Agreement in the Territory, including the right to grant sublicenses, provided that such sublicensing agreement is [***]. A list of Product Trademarks as of the Effective Date is set forth in Appendix 2.

For the avoidance of doubt, Zensun may use Product Trademarks in its business operations.

7. Territory	People’s Republic of China (“PRC”) including Macau and Hong Kong.

8. Diligence	SciClone will diligently, actively and in good faith exert [***] to maximize the commercial potential of the Product and Improved Product.

9. Payments	Event	Payment ($:US dollars)

	a. Upfront payment (the “Upfront Payment”) within [***] days upon signing this Agreement	$[***] million*

	b. One-time Approval Fee (upon approval of new drug application for the Product by China Food and Drug Administration (“CFDA”) as represented by receipt of a new drug certificate or other evidence showing the approval of new drug application)	$[***] million

	c. One-time Registration Fee (upon granting of Manufacturing License, GMP certificate and drug approval number in PRC for the Product)	$[***] million**

	d. One-time fee for Approval of S.C. Infusion [***] in PRC that allows the SC form of Neucardin to be at a similar cost level to IV form of Neucardin	$[***] million

*Zensun shall refund and return the Upfront Payment in full to SciClone if this Agreement is terminated by Zensun pursuant to paragraph (c) of section 18 (Termination) of this Agreement.

**SciClone has the option to utilize a portion of any outstanding loan that may be made by it to Zensun or its affiliate to cover payment for the one-time Registration Fee. In the event that applicable law does not permit the one-time Registration Fee to be set-off against any outstanding loan such that SciClone is required to make payment of the Registration Fee in cash to Zensun, Zensun shall utilize the Registration Fee in full to pay down any outstanding loan owed to SciClone.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

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10. Loan	Subject to the entry into of mutually acceptable definitive agreements (the “Loan Documents”) and the satisfaction of all the conditions under such agreements on or before [***] or such later date as may be agreed by SciClone and Zensun (the “Longstop Date”), SciClone hereby agrees provide a loan (the “Loan”) of up to US$12,000,000 to Zensun and its affiliates within [***] days following satisfaction of such conditions. The Loan is expected to be separated into two parts: (a) partial lending by SciClone China (WFOE) secured by a mortgage over the the real property located at No. 68, Ju Li Road, Zhangjiang Hi-tech Park, Shanghai, 201203, People’s Republic of China (the “Real Property”) and (b) partial lending by SciClone/NovaMed (Cayman) offshore secured by a pledge over equity in the Zensun subsidiary, 上海东昕生物技术有限公司 (Shanghai Dongxin Biochemical Technology Co., Ltd.), which owns the Real Property. The loan is expected to have typical features but also will include, without limitation, certain financial covenants, representations/warranties and other requirements to secure the collateral for the loan. The loan term sheet in Appendix 3 sets forth an outline of the terms of the loan as of the date of this Agreement.

11. Transfer Price

Zensun will supply Neucardin (the Product) in finished form for commercial sale in the Territory. The transfer price will be calculated according to the formulas provided in Appendix 4.

Zensun will supply Improved Product in finished form for commercial sale in the Territory at a transfer price scheme similar to the transfer price scheme used for Neucardin (the Product).

The parties will enter into a separate supply agreement in connection with the supply of any Improved Product.

12. Term	The initial term of this Agreement will run for a period beginning on the execution date of this Agreement (the “Effective Date”) and ending on [***] anniversary of the [***] sale of the Product in the PRC, or upon expiry of all relevant China patent(s) covering the Product or Improved Product in the Territory, whichever occurs later. If this Agreement is not terminated in writing within [***] notice of the expiration date of the initial or an extended term by either party, this Agreement will automatically be renewed by [***].

13. Sales and Marketing

SciClone will be responsible for the commercialization of the Product and Improved Product in the Territory.

SciClone agrees and undertakes to apply [***] to start the pricing approval and commercialization process for the Product and Improved Product in the Territory within [***] months after grant of the approval of the Manufacturing License and issuing of the drug approval number.

SciClone will prepare for review an overall Commercialization Plan for the Product and Improved Product in the Territory, which will include key strategic decisions (in terms of product positioning, branding, marketing, advertising, medical education, pricing, reimbursement, etc.), key tactics for implementing those strategies, and pre-launch and post-launch activities. The Commercialization Plan will be updated on an annual basis.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

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SciClone is committed to growing the number of hospital listings to continually improve the market access for Neucardin. Appendix 5 sets forth projected accumulated hospital listings [***], and [***]% of the projected listings represent the “Performance Targets”. Because the bidding and hospital listings process may be affected by provincial and municipal authorities, possible timing delays in new bidding announcements in some provinces could slow down the market access process significantly. It is currently assumed that Appendix 5 represents a scenario that each of the provinces in China that Sciclone plans to have bidding and hospital listing process according to the Commercialization Plan initiating new bidding announcements within [***] years after Neucardin’s bidding in the first province. It is also assumed that the CFDA approval for Neucardin will be [***] and with a label as per [***]. If the above assumptions change, SciClone and Zensun will work together through the JSC to establish and agree on revised Performance Targets, which should be reasonably adjusted based on current Performance Targets, or appoint an independent third party mutually acceptable to SciClone and Zensun to make the final adjustment if the parties cannot reach consensus, within [***] days after one party initiates (as evidenced by written request) discussions on revised Performance Targets.

SciClone’s preliminary sales force scaling with revenue assumes the following FTEs:

•         Initial sales force at launch: [***] FTEs

•         At approximately $[***] - $[***] million: [***] FTEs

•         At approximately $[***] million: [***] FTEs

•         At approximately $[***] million: [***] FTEs

Zensun agrees to provide at a reduced cost to SciClone a reasonable amount of Product or Improved Product samples for the promotion of the Product and Improved Product in the Territory.

14. Collaboration Management & Regulatory and Manufacturing Support

Zensun and SciClone will establish a Joint Steering Committee (“JSC”) and/or such other joint subcommittees as the parties may deem advisable, to direct and oversee activities necessary for the commercialization of the Product and Improved Product in the Territory. The JSC will be populated by [***] representatives from each company, each with appropriate decision-making authority.

All decisions of the JSC will be by [***]. In the event the JSC members do not reach consensus on a matter, then Zensun would hold the tie-breaking vote with respect to [***]; and SciClone would hold the tie-breaking vote with respect to [***].

Zensun and SciClone expect additional preparatory work in order to be granted a manufacturing license by the PRC regulatory authorities prior to first commercial sales of Neucardin. SciClone will provide consultation to Zensun [***] regarding cGMP manufacturing and related regulatory matters of Neucardin, as requested by Zensun.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

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15. Non-compete

SciClone agrees not to sell or distribute in the Territory during the Term of this Agreement any goods (other than the Product and Improved Product) that are specifically approved, marketed and promoted for indications for which the Product or Improved Product is approved for in the Territory (a “Directly Competing Product”), excluding products which are complementary with the Product or Improved Product. For clarity, the following currently marketed products for the treatment of Chronic Heart Failure, including [***], are not considered Directly Competing Products as they will be used [***] the Product and Improved Product.

Zensun agrees not to sell to or distribute through other 3rd parties in the Territory during the Term of this Agreement any Directly Competing Product(s).

16. New Indications

One time Registration Fee for any New Indication upon approval in China. “New Indication” means [***] of the Improved Product (including chronic heart failure) or [***] of the Product.

•       if [***] sales are forecasted by Market Research to be < $[***] million: $[***] million

•       if [***] sales are forecasted thru Market Research to be between $[***]-[***] million: $[***] million

•       if [***] sales are forecasted thru Market Research to be between $[***] – [***] million: $[***] million

•       if [***] sales are forecasted thru Market Research to be > $[***] million: $[***] million

“Market Research”: an independent market research firm acceptable to both parties that conducts an analysis for the most likely [***] in the Territory for the new indication, including [***] sales [***] in PRC.

The transfer price for the new indication of the Product or Improved Product will be [***] with that of the current indication.

17. Supply and Delivery of Product

Zensun will manufacture the Product or Improved Product under the Agreement either directly or through an affiliate or contract manufacturer of its choice. Zensun will be responsible for funding all capital expenditures required to supply the Product or Improved Product in the Territory to one warehouse of SciClone.

SciClone agrees and undertakes to exclusively purchase the Product or Improved Product from Zensun for the duration of is Agreement.

Zensun shall deliver the Product or Improved Product [***].

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

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18. Termination

(a) The parties will work [***] to include standard termination rights in the Supplemental Agreement for (i) breach related to bankruptcy or material breach in the performance of either party’s obligations, (ii) change of control, [***], and (iii) other items as agreed to by the parties.

(b) In the event that less than [***]% of the Performance Targets or revised Performance Targets as per Section 13 are met, then Zensun shall have the right to give written notice of such failure to SciClone with a view of the parties to discuss [***] and agree on the rectifying steps to be taken (“Rectification Plan”) and the time frame for executing such Rectification Plan. If the parties do not agree on a Rectification Plan within [***] of the date of Zensun’s notice and Sciclone continues to miss the Performance Targets for the following [***] or [***] (if the parties agree on [***] Performance Target), then Zensun will have the right to terminate this Agreement; provided that, (i) Zensun shall not have the right to terminate this Agreement pursuant to this paragraph (b) at any time [***] of the first commercial sale of the Product, and (ii) SciClone shall have been granted [***] right in connection with the Zensun Patent Rights, limited to the Field and Territory, to use, sell and have sold the Product and Improved Product, on [***] terms to be agreed in good faith by the parties.

(c) In addition, Zensun will have the right to terminate this Agreement if the Loan Documents are terminated before the Loan is provided to Zensun or its affiliates (“Loan Documents Termination”) or SciClone otherwise fails to provide the Loan to Zensun or its affiliates on or before the Longstop Date (“No Loan Event”), unless the Loan Documents Termination or No Loan Event is directly caused by Zensun; provided that Zensun exercises such right to terminate this Agreement by written notice to SciClone within a [***] period commencing on the earlier of the date of the Loan Documents Termination and the Longstop Date. If Zensun terminates this Agreement pursuant to this paragraph (c), Zensun shall refund and return to SciClone the Upfront Payment in full on the date of such termination, unless such termination right is exercised by Zensun as a result of a Loan Documents Termination or No Loan Event that is directly caused by SciClone, in which event Zensun shall not be required to refund such US$[***] million upfront payment.

In the event of termination of this Agreement, Zensun will retain all rights to the Product and Improved Product.

19. Miscellaneous	The Supplemental Agreement shall contain normal course provisions relating to, among other things, due diligence requirements with respect to commercial matters, manufacturing, regulatory status and strategy, clinical data, intellectual property, trademarks, representations and warranties, indemnification, assignment, and confidentiality.

20. Public Announcements	It is the intention of the parties to issue press releases and other public statements disclosing the existence of, or relating to, this Agreement. Each party agrees to provide the other party a copy of such release and statement and to obtain the express written consent of the other party before publishing it, which consent shall not be unreasonably withheld.

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21. Binding	This Agreement is binding, and its terms shall govern the matters described herein unless and until a further agreement is signed by both parties. Until the date of signing of the Supplemental Agreement contemplated in this Agreement by both parties, this Agreement shall be deemed to be the Agreement. This Agreement shall be governed by the laws of [***], and any dispute, controversy or claim arising out of or in connection with or relating to this Agreement (including the loan term sheet in Appendix 3), including any question regarding its existence, validity, breach or termination, shall be referred to and finally settled by arbitration in [***] (the “Rules”) in force when the notice of arbitration is submitted in accordance with the Rules. The arbitration tribunal shall consist of one arbitrator. The language of the arbitration shall be [***]. Nothing in this clause shall prevent any party at any time seeking any interim or interlocutory relief in aid of any arbitration or in connection with enforcement proceedings.

22. Confidentiality	Each of the parties shall maintain the confidentiality of this Agreement and the sharing of information hereunder in accordance with the terms and conditions of the existing Confidentiality Agreement between the parties, dated [***]. If filing or provision of this Agreement with the relevant government authorities or the processing banks in China is required, the parties shall cooperate to take appropriate measures to limit disclosure of the relevant information under section 11 (Transfer Price) of this Agreement unless such disclosure is required by applicable laws.

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IN WITNESS WHEREOF, the parties have signed this Agreement on the date set forth below opposite their respective names.

SciClone Pharmaceuticals International China Holding Ltd.	Zensun (Shanghai) Science & Technology Co., Ltd.

Name	Name

Title	Title

Date	Date

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APPENDIX 1

Zensun Patent Rights as of Effective Date

a)	ZL99107175.1 titled “New application of Neuregulin and its analogues” (生长因子神经调节蛋白及其类似物的新应用);

b)	ZL03811866.1 titled “Neuregulin based Methods and Compositions for Treating Cardiovascular Diseases” (神经调节蛋白用于心血管疾病治疗的方法和组合物) and its divisionals ZL ZL200610154354.7 and ZL200910118522.0;

c)	Pending application CN200680053626.2 titled “Extended Release of Neuregulin for Improved Cardiac Function” (纽兰格林持续给药能改善心脏功能) and any of its divisionals ;

d)	Pending application CN200710093832.2 titled “Safe dose of Neuregulin used for human” (神经调节蛋白用于人的安全剂量);

e)	Pending application CN200710093833.7 titled “Devices and Pharmaceutical preparation Contain Neuregulin” (包含神经调节蛋白的装置及药物制剂) and any of its divisionals;

f)	Pending application CN201080025127.9 titled “Effective dose of Neuregulin used for treating heart failure” (神经调节蛋白用于治疗心力衰竭的有效剂量) and any of its divisionals;

g)	Any patent rights in China related to PCT applications PCT/CN2011/001691, PCT/CN2011/081699 and PCT/CN2012/001354 titled “Compositions and Methods for Treating Heart Failure”;

h)	Any patent rights in China related to PCT application PCT/CN2012/001353 titled “Compositions and Methods for Treating Heart Failure in Diabetic patients”.

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APPENDIX 2

Product Trademarks as of Effective Date

a)	Trademark registration No. 5464606 for 纽卡定 in Class 5;

b)	Trademark registration No. 5464607 for 纽科丁 in Class 5;

c)	Trademark registration No. 5464608 for 纽凯丁 in Class 5;

d)	Trademark registration No. 7510462 for NEUCARDIN in Class 5;

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APPENDIX 3

Bifurcated Loan Term Sheet

This binding loan term sheet (“Loan Term Sheet”) provides an outline for the terms and conditions of an agreement contemplated to be signed by SciClone Pharmaceuticals International China Holding Ltd and/or any of its affiliated entities (“SciClone”) to lend or to enter into any contract with 上海泽生科技开发有限公司 (Zensun (Shanghai) Sci & Tech Co., Ltd.), and/or any of its affiliated entities (“Zensun”) or any of the persons referred to in this Loan Term Sheet.

(A) Terms of the Onshore Entrustment Loan

Trustor:	赛生贸易（上海）有限公司 (SciClone Trading (Shanghai) Co., Ltd.)

Onshore Lender:	An onshore loan (referred to as the “Onshore Loan”) will be advanced and administered through [***] loan by a reputable and recognized bank selected by SciClone and acceptable to the Borrower.

Borrower:	上海泽生科技开发有限公司 (Zensun (Shanghai) Sci & Tech Co., Ltd.)

Zensun Sub:	上海东昕生物技术有限公司 (Shanghai Dongxin Biochemical Technology Co., Ltd.), a company established under the laws of the People’s Republic of China and a wholly-owned subsidiary of the Borrower.

Use of Proceeds:	General working capital and capital expenditures.

Principal Amount:	RMB [***]

Onshore Maturity Date:	Offshore Maturity Date [***]. If the Borrower extends the term of the Offshore Loan (as defined below), the term of the Onshore Loan must also be extended for the same period of time.

Principal Repayment:	The outstanding principal of the Onshore Loan shall be repaid in its entirety on the Onshore Maturity Date; provided that the Onshore Loan cannot be repaid or prepaid unless the Offshore Loan (as defined below) is repaid and discharged in full. Subject to the foregoing, no prepayment shall be permitted without the prior written consent of the Trustor.

Interest:

Simple interest of [***] per annum payable [***] in arrears (calculated on [***] basis).

If the Borrower fails to pay any amount on its due date, default interest shall accrue on such unpaid sum at a rate of [***] higher than the above interest rate.

Ranking:	The Onshore Loan will be a secured loan and will [***] with all other present and future unsecured and unsubordinated obligations of the Borrower.

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Collateral:

The Onshore Loan will be secured by a mortgage (the “Mortgage”) over the real estate located at No. 68, Juli Road, Zhangjiang Hi-tech Park, Pudong, Shanghai, which is owned by Zensun Sub (the “Real Property”).

The Onshore Lender, the Trustor, Zensun Sub and the Borrower shall enter into a mortgage enforcement agreement pursuant to which the Onshore Lender agrees to exercise its rights and claims against Zensun Sub and the Borrower under the Mortgage to the direction and benefit of the Trustor.

Protective Mechanism:

As a condition to the provision of the Onshore Loan by the Onshore Lender/Trustor, the following protective mechanism shall be established by the Borrower for the benefit of the Trustor:

(i) the Trustor (or the Onshore Lender) shall have sole custody and control over the real property certificate in respect of the Real Property;

(ii) the Trustor shall have the right to [***] with the prior written consent of the Trustor (for so long as the Onshore Loan remains outstanding);

(iii) the Trustor shall have inspection rights, including the books of account and the right to discuss the Zensun Sub’s and its subsidiaries’ business affairs, finances and accounts with the Zensun Sub’s and its subsidiaries’ officers or directors; and

(iv) Zensun Sub shall amend its articles of association to provide that approval of the Trustor-nominated director shall be required for certain corporate actions, including without limitation any acquisition or disposal of assets (other than equipment currently owned by Zensun Sub, which equipment can be disposed of by Zensun Sub without the Trustor’s approval), creation or grant of any security over assets or provision of guarantee or indemnity, declaration or payment of dividend, incurrence or repayment of debt of any kind and further amendments to the articles of association.

Covenants:

Customary covenants to be agreed in the Onshore Definitive Agreements (as defined below), including but not limited to:

(i) a negative pledge over the Real Property;

(ii) save as required by law, Zensun Sub shall not amend its memorandum and articles of association;

(iii) save as expressly provided for under the Onshore Definitive Agreements, without the prior written consent of the Trustor-nominated director, Zensun Sub shall not and shall procure that its subsidiaries will not (a) consolidate with, merge or amalgamate into any corporation; (b) acquire or dispose of any assets (other than equipment currently owned by Zensun Sub, which equipment can be disposed of by Zensun Sub without the Trustor’s approval); (c) pay, make or declare any dividend or other distribution; (d) amend the constitutional documents of Zensun Sub; (e) incur or repay any debt of any kind or provide any guarantee or indemnity; (f) make any changes to its share capital or issue any equity or debt securities; (g) provide any loan or extend any credit to others; (h) create any encumbrance; or (i) enter into any related party transactions; and

(iv) any other covenants to be agreed by SciClone and Zensun.

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Representations and Warranties:	Customary and appropriate representations and warranties, including but not limited to representations and warranties relating to, (i) OFAC, FCPA and anti-corruption compliance, (ii) title and ownership of all assets, including the Real Property, (iii) all equity and assets, including the Real Property, being free and clear of all encumbrances and security interests except for, applicable to the signing date of the definitive Entrustment Loan Agreement only, a mortgage over the equipment of Zensun Sub (the “Equipment Mortgage”) to secure the bank loan in the amount of RMB [***] million (the “Bank Loan”), (iv) solvency of the Borrower and its subsidiaries, (v) Zensun Sub and its subsidiaries having no indebtedness of any kind other than [***] (the “Parent Debt”), and (c) the Onshore Loan and Offshore Loan contemplated herein, (vi) Zensun Sub having no subsidiary and (vii) Zensun Sub and its subsidiaries having not provided any guarantee or indemnity to any person or entity.

Conditions Precedent:	The provision of the Onshore Loan by the Onshore Lender/Trustor and drawdown of the Onshore Loan will be subject to customary and appropriate conditions, including, without limitation: (i) satisfaction of or waiver by SciClone of each of the conditions precedent under the Offshore Loan on or before the Longstop Date (or such later date as may be agreed by the Trustor and the Borrower); (ii) all necessary internal and external approvals, authorizations, registrations, filings, consents and waivers on the part of Zensun having been obtained (including but not limited to the registration of the Mortgage Agreement with the relevant authority); (iii) the representations and warranties in the Onshore Definitive Agreements remaining true, accurate and complete as at the date of drawdown; (iv) Onshore Definitive Agreements in form and substance satisfactory to the Trustor having been duly executed and delivered by each of the relevant parties and are in full force and effect; (v) no change of control having occurred; (vi) no injunction; (vii) the provision of customary legal opinions (including enforceability opinions) from the Borrower’s PRC counsel; (viii) compliance by the Borrower and its subsidiaries with all applicable laws and regulations; (ix) [***]; (x) there being no Onshore Event of Default (as defined below); (xi) the term of the [***] right in respect of the Real Property having been [***] and is in full force and effect and all outstanding payables and liability with respect to the [***] the term of the [***] right for the Real Property having been paid and discharged in full by Zensun Sub; (xii) there shall not be in effect on the date of this Loan Term Sheet, the signing date of any Onshore Definitive Agreements or Offshore Definitive Agreements or on any date of drawdown of the Onshore Loan or Offshore Loan any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Loan Term Sheet, the Onshore Loan, the Onshore Definitive Agreements, the Offshore Loan or the Offshore Definitive Agreements; and (xiii) any other conditions to be agreed by SciClone and Zensun.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Onshore Event of Default:	Any or all of the principal amount of the Onshore Loan as requested by the Trustor plus any interest accrued thereon shall become immediately payable by the Borrower upon any occurrence of (i) overdue payment of any amount under any of the Onshore Definitive Agreements or Offshore Definitive Agreements (as defined below); (ii) failure by the Borrower or Zensun Sub to comply with any covenants; (iii) breach of any of the Onshore Definitive Agreements or Offshore Definitive Agreements by the Borrower or Zensun Sub; (iv) change of control of the Borrower or Zensun Sub; (v) third party claims, liens or other encumbrances over assets, shares or equity interest of the Zensun Sub except for the Mortgage Agreement and the Equity Pledge (as defined below); (vi) the insolvency events of the Borrower or any of its subsidiaries; and (vii) any other events of default to be agreed by SciClone and Zensun.

Indemnification:	Indemnification by the Borrower for breach of any representations, warranties and covenants in the Onshore Definitive Agreements and for loss, costs and expenses in connection with the enforcement of the Onshore Definitive Agreement by SciClone.

Pre-Closing Covenants:	Borrower shall notify the Trustor of any event that would result in an Onshore Event of Default.

Onshore Definitive Agreements:

(i)           Entrustment Agreement (between the Trustor and the Onshore Lender);

(ii)          Entrustment Loan Agreement (between the Trustor and the Borrower);

(iii)         Supplemental Agreement to the Entrustment Loan Agreement (between the Trustor and the Borrower);

(iv)         Mortgage Agreement (between the Trustor and Zensun Sub), which will be effective upon registration with the relevant real property registration authority;

(v)          Mortgage Enforcement Agreement (between the Trustor, the Onshore Lender (if applicable), Zensun Sub and the Borrower);

(vi)         Parent Debt Enforcement and Waiver Agreement (between the Trustor, the Borrower and Zensun Sub) pursuant to which the Borrower irrevocably (a) undertakes not to enforce the Parent Debt and any other debts owed by Zensun Sub to the Borrower or its affiliates (the “Other Debt”) against Zensun Sub until the Onshore Loan and Offshore Loan have been repaid, converted or otherwise discharged in full and (b) waives the Parent Debt and the Other Debt in full or convert the Parent Debt and the Other Debt in full into equity interests in Zensun Sub upon the occurrence of an Onshore Event of Default or an Offshore Event of Default and shall bear all costs and expenses (including any tax liability that Zensun Sub may incur) in connection with the waiver; and

(vii)        any other documents in respect of the Onshore Loan that would be agreed by the parties.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(B) Terms of the Offshore Loan

Offshore Lender:	SciClone Pharmaceuticals International China Holding Ltd.

Borrower:	上海泽生科技开发有限公司 (Zensun (Shanghai) Sci & Tech Co., Ltd.)

Use of Proceeds:	General working capital and capital expenditures.

Principal Amount:	Up to US$[***] (the “Offshore Loan”)

Offshore Maturity Date:	The date that falls on the [***] the drawdown date of the Offshore Loan (“Initial Term”), extendable for an [***] at the option of the Borrower by written notice to the Offshore Lender [***] prior to the expiry of the Initial Term, provided that the term of the Onshore Loan is also extended for an [***].

Principal Repayment:

At the Borrower’s option, up to US$[***] in principal amount of the Offshore Loan (i.e., up to [***]% of the US$12,000,000 combined onshore and offshore loan principal amounts) may be prepaid at any time prior to the earlier of (i) the Offshore Maturity Date and (ii) the completion date of the Borrower’s initial public offering (“Zensun IPO”).

At least [***] before the Offshore Maturity Date, the Borrower shall inform the Offshore Lender in writing whether it has sufficient funds to repay the Offshore Loan in full. In the case where no sufficient funds will be available, at the request of the Offshore Lender, the Borrower shall be obligated to procure Zensun Sub to sell the Real Property (and the Onshore Loan shall be repaid accordingly) and direct the proceeds (up to the amount required to fully discharge the Borrower’s payment obligations under the Offshore Definitive Agreements and Onshore Definitive Agreements) to be made into an account under the control of the Offshore Lender or the Trustor.

Set Off:

To the extent permitted by applicable law, at the Offshore Lender’s option, all or a part of the one-time Registration Fee (as described in the term sheet in respect of the license and supply of Neucardin) payable by the Offshore Lender or its affiliate to the Borrower may be set off against the equivalent amount of the outstanding principal amount of the Offshore Loan (“Set-Off Loan Amount”). The Set-Off Loan Amount that is elected to be set off by the Offshore Lender shall be deemed repaid and the equivalent amount in respect of the Registration Fee shall be deemed paid. All accrued and unpaid interest in respect of the Set-Off Loan Amount shall not be prejudiced by the set-off and shall be due and payable to the Offshore Lender on the first interest payment date following the date of set off.

In the event that applicable law does not permit the one-time Registration Fee to be set-off against the outstanding principal amount of the Offshore Loan such that the Offshore Lender or its affiliate is required to make payment of the Registration Fee in cash to the Borrower or its affiliate, the Borrower shall utilize the Registration Fee in full to pay down the outstanding principal amount of the Offshore Loan. All accrued and unpaid interest in respect of the principal amount of the Offshore Loan paid down shall not be prejudiced by the repayment and shall be due and payable to the Offshore Lender on the first interest payment date following the date of such repayment.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Equity Conversion:

If the Zensun IPO shall occur prior to the Offshore Maturity Date, the Offshore Lender shall, to the extent permitted by applicable law, have the option to convert up to an amount equal to the higher of (i) the aggregate outstanding principal amount of the Onshore Loan and the Offshore Loan immediately prior to the completion of the Zensun IPO and (b) US$[***] (i.e., up to [***]% of the US$12,000,000 combined onshore and offshore loan principal amounts) (the “Conversion Principal Amount”) into such number of fully paid and non-assessable shares of the Borrower (or its listing vehicle, as appropriate) as determined in accordance with the following formula, immediately prior to the completion of the Zensun IPO (the “IPO Conversion”):

Conversion Principal Amount/IPO price per share

The Borrower shall take all necessary action (to the extent permitted by applicable law) to facilitate the IPO Conversion, including without limitation, to provide the Offshore Lender with sufficient notice regarding the prospective Zensun IPO.

Upon the IPO Conversion, all the other interests shall continue to accrue for such outstanding principal amount not otherwise converted, prepaid or repaid; all the other accrued or due but unpaid interests (whether or not in respect of the Conversion Principal Amount) shall not be prejudiced by the IPO Conversion and shall be paid to the Offshore Lender; and all the interests already paid shall not be refunded.

Interest:

Simple interest of [***] percent ([***] per annum (the “Interest Rate”) payable [***] in arrears (calculated on a [***] basis). The Interest Rate is based on the assumption that Borrower will bear [***] tax (the “Withholding Tax”) and a [***] tax and local surcharge (the “Business Tax”) on the interest on the Offshore Loan in accordance with the section entitled “Withholding Taxes; Additional Amounts”. In the event of any change to the Withholding Tax or the Business Tax, the Interest Rate shall be adjusted so that the total cost of the Offshore Loan (consisting of interest, Withholding Tax and Business Tax) to the Borrower is [***] percent ([***]%) per annum.

If the Borrower fails to pay any amount on its due date, default interest shall accrue on such unpaid sum at a rate [***] than the above interest rate.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Ranking:	The Offshore Loan will be a secured loan and will rank [***] with all other present and future unsecured and unsubordinated obligations of the Borrower.

Collateral:	The Offshore Loan will be secured by a pledge (the “Equity Pledge”) over the entire equity interests of Zensun Sub (the “Equity Interests”).

Protective Mechanism:

As a condition to the provision of the Offshore Loan by the Offshore Lender, the following protective mechanism shall be established for the benefit of the Offshore Lender:

The Offshore Lender shall have the right to receive, and the Borrower shall promptly provide to the Offshore Lender (a) annual audited consolidated financial statements of the Borrower for each financial year, (b) quarterly unaudited consolidated financial statements of the Borrower for each quarter, and (c) such financial and other information relating to the business of the Zensun group and each Zensun group member as the Offshore Lender may reasonably require, provided that for the purpose of paragraph (c), Zensun shall not be obligated to provide non-financial information that Zensun reasonably believes is a trade secret or otherwise sensitive to the business of Zensun.

Withholding Taxes; Additional Amounts:	Any withholding or other taxes in respect of the Offshore Loan required to be made by applicable law shall be borne by the Borrower. If any such withholding or deduction is required, the Borrower shall pay such additional amounts as will result in receipt by the Offshore Lender of such amounts as would have been received by the Offshore Lender had no such withholding or deduction been required.

Other Covenants:

(i) a negative pledge over the Equity Interests;

(ii) without the prior written consent of the Offshore Lender, the Borrower shall procure that Zensun Sub shall not take on any debt until such time as the Onshore Loan and Offshore Loan have been repaid in full.

(iii) save as expressly provided for under the Offshore Definitive Agreements, without the prior written consent of the Offshore Lender, the Borrower shall procure that Zensun Sub will not (a) consolidate with, merge or amalgamate into any corporation; (b) acquire or dispose of any material assets (other than equipment currently owned by Zensun Sub, which equipment can be disposed of by Zensun Sub without the Offshore Lender’s approval); (c) pay, make or declare any dividend or other distribution; (d) incur or repay any debt of any kind or provide any guarantee or indemnity; (e) make any changes to its share capital or issue any equity or debt securities; (f) provide any loan or extend credit to others; (g) create any encumbrance; or (h) enter into any related party transactions;

(iv) Zensun shall give written notice to SciClone at least [***] prior to the incurrence of any debt of more than US$[***] million by it or its subsidiaries, which notice shall contain reasonable details of the main terms and conditions of such debt; and

(iii) any other covenants to be agreed by SciClone and Zensun.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Representations and Warranties:	Customary and appropriate representations and warranties, including but not limited to representations and warranties relating to, (i) OFAC, FCPA and anti-corruption compliance, (ii) title and ownership of all assets including all intellectual property rights and the Equity Interest, (iii) all equity and assets, including all intellectual property rights and the Equity Interest, being free and clear of all encumbrances and security interests, (iv) solvency of the Borrower and its subsidiaries, (v) as of the date of the Offshore Loan Agreement, the Borrower and its subsidiaries having no indebtedness of any kind other than the Parent Debt, the Onshore Loan and the Offshore Loan contemplated herein; (vi) accuracy and completeness of financial statements; (vii) Zensun Sub not having any undisclosed liabilities and as of the date of the Offshore Loan Agreement, neither the Borrower nor its other subsidiaries having any undisclosed liabilities and (viii) as of the date of the Offshore Loan Agreement, the Borrower and its subsidiaries having not provided any guarantee or indemnity to any person or entity.

Conditions Precedent:	The provision of the Offshore Loan by the Offshore Lender and drawdown of the Offshore Loan will be subject to customary and appropriate conditions, including, without limitation: (i) satisfaction of or waiver by SciClone of each of the conditions precedent under the Onshore Loan on or before the Longstop Date (or such later date as may be agreed by the Offshore Lender and the Borrower); (ii) all necessary internal and external approvals, authorizations, registrations, filings, consents and waivers on the part of Zensun having been obtained (including but not limited to all necessary filings and registrations of the Equity Pledge with, and approvals from, the relevant local SAFE and AIC); (iii) the representations and warranties in the Offshore Definitive Agreements remaining true, accurate and complete as at the date of drawdown; (iv) (a) Offshore Definitive Agreements and (b) definitive agreements in respect of the license and supply of Neucardin (a summary of terms of which are set forth in a separate term sheet) in form and substance satisfactory to the Offshore Lender having been duly executed and delivered by each of the relevant parties and are in full force and effect; (v) no change of control having occurred; (vi) no injunction; (vii) the provision of customary legal opinions (including enforceability opinions) from the Borrower’s PRC counsel; (viii) compliance by the Borrower and its subsidiaries with all applicable laws and regulations; (ix) there being no Offshore Event of Default (as defined below); (x) there shall not be in effect on the date of this Loan Term Sheet, the signing date of any Onshore Definitive Agreements or Offshore Definitive Agreements or on any date of draw down of the Onshore Loan or Offshore Loan any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Loan Term Sheet, the Onshore Loan, the Onshore Definitive Agreements, the Offshore Loan or the Offshore Definitive Agreements and (xi) any other conditions to be agreed by SciClone and Zensun.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Offshore Event of Default:	Any or all of the principal amount of the Offshore Loan as requested by the Offshore Lender plus any interest accrued thereon shall become immediately payable by the Borrower upon any occurrence of (i) overdue payment of any amount under any of the Onshore Definitive Agreements or Offshore Definitive Agreements; (ii) failure by Zensun Sub or the Borrower to comply with any covenants; (iii) the value of the Equity Interests and/or the Real Property having been substantially reduced; (iv) breach of any of the Onshore Definitive Agreements or Offshore Definitive Agreements by the Borrower or Zensun Sub; (v) change of control of the Borrower or Zensun Sub; (vi) other Onshore Event of Default; or (vii) any other events of default to be agreed by SciClone and Zensun.

Indemnification:	Indemnification by the Borrower for any breach of representations, warranties and covenants in the Offshore Definitive Agreements and for loss, costs and expenses in connection with the enforcement of the Offshore Definitive Agreements and Offshore Definitive Agreements by SciClone (including those resulting from liquidation expenses and tax liability of Zensun Sub in connection with the enforcement of the Equity Pledge and all costs and expenses (including any tax liability) that Zensun Sub may incur in connection with the Parent Debt Enforcement and Waiver Agreement).

Pre-Closing Covenants:	The Borrower shall notify the Offshore Lender of any event that would result in an Offshore Event of Default.

Offshore Definitive Agreements:

(i)      Offshore Loan Agreement (between the Offshore Lender and the Borrower), which will be effective upon registration with the relevant SAFE;

(ii)     Equity Pledge Agreement (between the Offshore Lender, the Borrower and Zensun Sub (if applicable)), which will be effective upon registration with the relevant SAFE and the relevant AIC; and

(iii)   any other documents in respect of the Offshore Loan that would be agreed by the parties.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(C) General provisions

Assignment and Participation:	SciClone and the Trustor will have the right to sell, securitize, assign, or participate the Onshore Loan and/or the Offshore Loan, in whole or in part, to its affiliates without the consent of Zensun. The Borrower and its subsidiaries shall reasonably cooperate with any such sale, securitization, assignment or participation.

Fees and Expenses:	Without prejudice to any indemnification contemplated herein to be provided by Zensun, each party will bear its own fees and expenses for this transaction except that the Borrower shall bear all fees payable to the Onshore Lender in connection the Onshore Loan.

Confidentiality:

The parties agree to keep confidential the content of this Loan Term Sheet and the current discussions with SciClone, except as required by any applicable law or regulation.

For the avoidance of doubt, Zensun Sub and the Borrower shall not, and shall ensure that their respective affiliates do not, make any public announcement or issue any press release relating to this transaction without the prior written consent of SciClone.

Governing Law:	The Offshore Loan Agreement shall be governed by [***] law. The Entrustment Agreement and the Entrustment Loan Agreement shall be governed by [***] law. In addition, certain collateral/security documents may be governed by the laws of the jurisdiction where the applicable collateral is located.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 4

Transfer Pricing:

Initial Transfer Pricing Formula: Zensun will supply Neucardin (the Product) in finished form for commercial sale at [***] transfer price [***] (“Transfer Price I”) = RMB [***].

•	If Transfer Price I = RMB[***],

•	then the SciClone Neucardin ex-factory price [***] = RMB[***],

•	and the initial Neucardin [***] price [***] in the Territory (“[***] Price I”) = RMB[***].

However, if the approved [***] price [***] by the relevant national government authorities (“Approved [***] Price I”) is not RMB[***], or the [***] Price I changes after any [***] period more than [***] compared to Approved [***] Price I or [***] Price I based on which Transfer Price I was last adjusted (as applicable), Transfer Price I shall be adjusted proportionately.

Subsequent Transfer Pricing Formula: On and after [***] of the date of the [***] of Neucardin (the Product), the transfer price [***] in the Territory (“Transfer Price II”) = RMB[***].

•	If Transfer Price II = RMB[***],

•	Then the SciClone Neucardin ex-factory price [***] = RMB[***],

•	and the [***] price [***] in the Territory (“[***] Price II”) = RMB[***].

However, if the approved reduced [***] price [***] by the relevant national government authorities is not RMB[***], or [***] Price II changes after any [***] period more than [***] compared to [***]Price II or [***] Price II based on which Transfer Price II was last adjusted (as applicable), Transfer Price II shall be adjusted accordingly.

[***] Price Formula:

The [***] price shall be calculated as: [***]. Calculation of [***] Price I or [***] Price II (as applicable) shall be conducted by SciClone and notified to Zensun on or before the [***] in respect of the statistics of the prior [***] and the prior [***] (if applicable).

Notwithstanding anything to the contrary herein, Hospital Price I and Hospital Price II may not be changed without unanimous approval of the members of the JSC.

CONFIDENTIAL TREATMENT REQUEST—EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 5

[***]